QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Waters Instruments, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE & INVITATION

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 25, 2001

WATERS INSTRUMENTS, INC.
2950 Xenium Lane North, Suite 108
Minneapolis, MN 55441

Your Personal Invitation

September 27, 2001

Dear Shareholder:

    We are pleased to notify you that the Annual Meeting of Shareholders of WATERS INSTRUMENTS, INC. (The Company) will be held on Thursday, October 25, 2001, at 1:30 p.m., CDT, at the offices of Fredrikson & Byron, 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota, 55402, 13th Floor Conference Center for the following purposes:

  1.
  To set the number of directors at four (4).

  2.
  To transact such other business as may properly come before the meeting.

    The Board of Directors has fixed the close of business on September 20, 2001 as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting.

    Our Board of Directors and I cordially invite you to attend this meeting. Whether or not you plan to be personally present at the meeting, however, please complete, date and sign the enclosed postage-paid proxy postcard and return it promptly. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

                      Sincerely,

                      Jerry W. Grabowski
                      President & CEO

ANNUAL MEETING OF SHAREHOLDERS
 October 25, 2001

PROXY STATEMENT

OUTSTANDING SHARES, VOTING RIGHTS, AND GENERAL MATTERS

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Waters Instruments, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 25, 2001. Holders of Common Stock of record at the close of business on September 20, 2001 will be entitled to vote at the Meeting. Each share of Common Stock entitles the holder to one vote; shareholders are not entitled to cumulate their votes in the election of directors. As of September 20, 2001, there were 1,496,300 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

    If the enclosed proxy is properly executed and returned to the Company, all shares represented thereby will be voted as directed. If no direction is made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number of directors proposed by the Board of Directors. Any shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the Meeting.

    The presence at the Annual Meeting in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a non-vote proxy, indicating lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum; however, such non-vote will not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed to be present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter; however, the vote abstained shall not be deemed to have been voted in favor of such matter. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting.

    The mailing address of the principal administrative offices of the Company is 2950 Xenium Lane North, Suite 108, Minneapolis, MN 55441. The Company expects that this Proxy Statement and the related Proxy and Notice of Meeting will first be mailed to shareholders on or about September 27, 2001.

SETTING THE NUMBER OF DIRECTORS (Proposal #1)

    The Amended and Restated Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each Annual Meeting, provided that the number shall not be less than three or more than nine. The Board of Directors recommends setting the number of directors at four at this Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at four requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter; provided that such majority must be greater than 16 2/3% of the Company's outstanding shares. Each proxy will be voted for or against such number or not voted at all as directed by the shareholder.

    Provided that the number of directors is set at seven or less, the Amended and Restated Bylaws of the Company also provide for the election of two classes of directors. Class I and Class II, with terms staggered. If there are more than seven directors, the directors shall be divided into three classes, designated Class I, Class II, and Class III. If there are three classes, each class will consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. At the Company's Annual Meeting of Shareholders held in March 2000, two classes of directors were elected, with Class I directors elected for a term of two years ending in 2002 and Class II directors elected for a term of three years ending in 2003. Therefore, no directors will be elected at the October 2001 Annual Meeting. Following is the information about the current directors of the Company.

Name	Age	Position with the Company and Principal Occupation	First Became a Director
William R. Franta Class I, Term ending in 2002	59	Director, Consultant	1997
Jerry W. Grabowski Class II, ending in 2003	49	President, Chief Executive Officer and Director of the Company	1993
John A. Grimstad Class I, Term ending in 2002	51	Secretary and General Counsel of the Company, Vice President of Fredrikson & Byron, P.A. in Minneapolis, MN	1996
Charles G. Schiefelbein Class II, Term ending in 2003	62	Director, President of Capital Growth Services of Minneapolis, MN	1986

BUSINESS EXPERIENCE OF DIRECTORS:

    The following information is presented as to each director's business experience during the past five years and his directorships of other publicly held corporations:

    Mr. Franta is currently a consultant; from February 2000 to October 2000 he was the Vice President of Product Strategies at REAL Solutions, Woodland Hills, CA. From August 1997 to February 2000, he was the Vice President of Marketing at Centron in Minneapolis, MN. Between February 1997 and August 1997 he was a Business Development and Technology Consultant in Minneapolis, MN. From January 1987 to February 1997, he served as Senior Vice President of Network Systems Corporation.

    Mr. Grabowski has been President and Chief Executive Officer and a member of the Board of Directors of the Company since August 1993. He additionally served as Chief Financial Officer, Secretary and Treasurer from December 1994 until October 1996. From 1988 until joining the Company, he was employed as General Manager of Onan Power/Electronics Division.

    Mr. Schiefelbein, has been, since September 1996, the President of Capital Growth Services, a consulting and investment company based in Minneapolis, MN. From 1979 until August 1996, Mr. Schiefelbein was Chairman of Computer Petroleum Corporation (CPC), a public company that provides electronic energy price and news information. From 1979, when he founded CPC, to 1991, Mr. Schiefelbein served as Chairman and Chief Executive Officer. He is also currently a director of Research, Inc.

    Mr. Grimstad has been, since 1984, a Vice President and shareholder of Fredrikson & Byron, P.A., the Company's counsel, and serves as a Director and Secretary or Assistant Secretary of several closely-held manufacturing companies.

BOARD AND COMMITTEE MEETINGS

    The Board held eight meetings during fiscal year 2001. Each current director attended 100% of the aggregate number of meetings of the Board and of the Committees of which he is a member.

    The Company's Board of Directors has formally designated two Committees: an Audit Committee and a Compensation Committee. The Company does not have a nominating committee.

    The Audit Committee, consisting of Mr. Franta, Mr. Schiefelbein and Mr. Grimstad for fiscal year 2001, generally engages in overseeing the structure of the Company's internal controls, reviews the selection of the independent auditors, reviews the annual audit plan, and oversees the Company's financial reporting. However, the responsibility to review and approve internal accounting and controls, quarterly financials, registration statements, reports to the SEC, financial press releases, cost of conduct and any legal/ethics audit (except as these matters have a direct bearing on the duties stated above) remain the responsibility of the full Board of Directors. During fiscal year 2001, the Audit Committee met on two occasions, and the full Board of Directors met twice with the Company's independent auditors to review the Company's financial statements, accounting policies, and practices. Each Committee member was present at the meetings. Mr. Franta, Mr. Schiefelbein and Mr. Grimstad intend to continue to serve on the Audit Committee for fiscal year 2002.

    The Compensation Committee, which for fiscal year 2002 will consist of Mr. Franta, Mr. Grimstad and Mr. Schiefelbein, generally assists the Board of Directors in exercising its authority and discharging its responsibilities concerning the hiring, compensation and termination of employment of the officers and senior managers of the Company. During fiscal year 2001, the Compensation Committee met twice and each Committee member (Messrs. Franta, Grimstad and Schiefelbein) was present at such meetings.

    Until November 1996, the Board had also designated a Stock Option Committee consisting of two or more members of the Board of Directors or other persons who were appointed by and served at the direction of the Board. During fiscal years 1996 and 1997, the Board delegated to its Compensation Committee all of the authority of the Board under the Plan. For Fiscal Years 1998 through 2001, the Board transferred all such duties and responsibilities under the Plan to the full Board. For fiscal year 2002, the Board anticipates again assigning the duties of the Stock Option Committee to the full Board of Directors.

REPORT OF AUDIT COMMITTEE

    The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committees, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

    In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A hereto), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 as modified and supplemented (Audit Committee Communications); and

  (3)
  reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

    Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001, as filed with the Securities and Exchange Commission.

      Members of the Audit Committee
      •  William R. Franta
      •  Charles G. Schiefelbein
      •  John A. Grimstad

PRINCIPAL SHAREHOLDERS

    The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of September 20, 2001:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Charles G. Schiefelbein 2920 Wells Fargo Center, Minneapolis, MN 55402	204,653	(1)	13.6%
Woodland Investment Company 3007 Skyway Circle North, Irving, TX 75038	172,000	(2)	11.5%
Kohl Gift Trust 3007 Skyway Circle North, Irving, TX 75038	90,000	(3)	6.0%

(1)
Includes 70,000 shares of stock held in the name of Peace Shalom Foundation, of which Mr. Schiefelbein is a Director and Vice President and 10,050 shares which may be purchased by Mr. Schiefelbein upon exercise of options which are or will become exercisable within 60 days of September 20, 2001.

(2)
According to the most current Schedule 13D filed by Woodland Investment Company and information provided by it, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl and Nicole F. Kohl, each of whom are thereby deemed to be beneficial owners of such shares.

(3)
According to the most current Schedule 13D filed by Kohl Gift Trust, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl, who is deemed to be a beneficial owner of such shares.

MANAGEMENT SHAREHOLDINGS

    The following table sets forth the beneficial ownership of the Company's Common Stock by (i) each director of the Company, (ii) the named executive officers in the Summary Compensation Table, and (iii) all Directors and Executive Officers as a group, as of September 20, 2001. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name of Director or Number of Persons in Group	Number of Shares Beneficially Owned (1)		Percent of Class (1)
Charles G. Schiefelbein	204,653	(2)	13.6%
Jerry W. Grabowski	68,750	(3)	4.4%
John A. Grimstad	16,150	(4)	1.1%
William R. Franta	10,050	(5)	0.7%
Gregg J. Anshus	9,750	(6)	0.7%
Officers and Directors as a Group (5 persons)	309,353	(7)	19.5%

(1)
Under the rules of the Securities and Exchange Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of September 20, 2001 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.

(2)
Includes 70,000 shares of stock held in the name of Peace Shalom Foundation, of which Mr. Schiefelbein is a Director and Vice President and 10,050 shares which may be purchased by Mr. Schiefelbein upon exercise of options which are or will become exercisable within 60 days of September 20, 2001.

(3)
Includes 51,750 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 20, 2001.

(4)
Includes 1,100 shares held by Mr. Grimstad's wife and 10,050 shares which may be purchased by Mr. Grimstad upon exercise of options which are or will become exercisable within 60 days of September 20, 2001.

(5)
Represents 10,050 shares which may be purchased by Mr. Franta upon exercise of options which are or will become exercisable within 60 days of September 20, 2001.

(6)
Represents 9,750 shares which may be purchased by Mr. Anshus upon exercise of options which are or will become exercisable within 60 days of September 20, 2001.

(7)
Includes 91,650 shares which may be purchased by officers and directors upon exercise of options which are or will become exercisable within 60 days of September 20, 2001.

EXECUTIVE COMPENSATION

    The following table sets forth annual compensation, as well as certain other compensation, paid to the named executive officers:

SUMMARY COMPENSATION TABLE

Long Term Compensation
	Annual Compensation				Awards		Payouts
Name & Principal Position	Fiscal Year	Salary $	Incentive Comp $ (1)	Other $	Restricted Stock Awards $	Securities Underlying Granted	LTIP Payouts	All Other Comp $ (2)
Jerry W. Grabowski President & CEO	2001 2000 1999	202,384 177,150 161,268	67,272 80,791 33,686	— — —	— — —	10,000 3,250 3,250	— — —	5,983 4,719 3,320
Gregg J. Anshus Chief Financial Officer	2001 2000	94,308 86,615	12,952 15,508	— —	— —	0 3,250	— —	2,180 1,894

(1)
Represents incentive compensation payment.

(2)
Represents insurance premiums and 401(k) match paid by the Company.

Option Grants During Fiscal Year 2001

    The table below shows the number of shares of the Company's common stock granted in options under the Company's 1995 Stock Option Plan during fiscal year 2001 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Jerry W. Grabowski	10,000	(1)	100%	$4.00	03/02/11
Gregg J. Anshus	0		N/A	N/A	N/A

(1)
The option was granted on March 2, 2001 and will become exercisable to the extent of 5,000 shares on each of March 2, 2002 and March 2, 2003.

Option Exercises During Fiscal Year 2001 and Fiscal Year-end Option Values

Name	Shares Acquired on Exercise (#)	$ Value Realized	Number of Unexercised Options at FY-End (#) Exercisable/ Unexercisable		Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable (1)
Jerry W. Grabowski	8,000	$16,323	51,750	10,000	$131,985	$12,700
Gregg J. Anshus	0	$0	9,750	0	$0	$0

(1)
Aggregate value is calculated on the basis of the difference between each option exercise price and the closing sale price for the Company's Common Stock at exercise date or year-end, as the case may be, as quoted on the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying such option.

COMPENSATION OF DIRECTORS

    Each non-employee, non-officer director receives an annual retainer fee of $4,000, $300 for each attended quarterly meeting of the Board, $50 for each breakfast or dinner meeting of the Board, $150 for each attended meeting of a Committee on which he serves and a fee of $500 for each time he provides additional services as a special consultant to the Company, plus, in each case, reimbursement of travel expenses. Such directors also receive a monthly stipend of $50 to cover miscellaneous travel, telephone and meal expenses associated with Board responsibilities.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

    The Company has entered into an employment agreement with Jerry W. Grabowski, which provides for compensation in the event Mr. Grabowski's employment with the Company is terminated under certain circumstances. Upon termination of employment initiated by the Company's Board of Directors, Mr. Grabowski will have the right to receive an amount equal to twelve months base salary and the cost of all existing health/medical and other benefit plans enjoyed by Mr. Grabowski on the effective date of termination (subject to the terms of the plans) or substantially the same benefits if the plan makes non-employees ineligible for benefits. Mr. Grabowski will also be entitled to receive on August 31, in the year immediately following the "Performance Period" (most recently ended fiscal year) in which a termination occurred, the incentive compensation he would had earned had his employment not been terminated. Such amount shall be prorated to reflect the number of months that he was employed by the Company prior to such termination. In the event Mr. Grabowski's employment with the Company is terminated within one year of a change in control, then upon such termination, the Company will pay Mr. Grabowski an additional amount equal to the base salary then in effect for one year, in addition to the Company's obligation stated above.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received, the Company believes that, during the period from July 1, 2000 through June 30, 2001, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except that a Form 5 was filed late by Gregg Anshus to report an option grant and Forms 4 were filed late by Jerry Grabowski to report two option exercises and by John Grimstad to report one transaction.

INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of McGladrey & Pullen, LLP, Certified Public Accountants, served as the Company's independent accountants for the fiscal year ended June 30, 2001. Such firm is expected to be designated by the Board of Directors of the Company to audit the Company's financial statements for the current fiscal year to end June 30, 2002. Such action is customarily taken at the Annual Meeting of the Board preceding the Annual Meeting of Shareholders.

    Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

    The aggregate fees billed and to be billed by McGladrey & Pullen, LLP for professional services rendered for the audit of annual financial statements for fiscal 2001, assistance with Form 10-KSB, review of quarterly Forms 10-QSB, attendance at Audit Committee meetings and consultation on audit and accounting matters were $56,160.

Financial Information Systems Design and Implementation Fees

    McGladrey & Pullen, LLP or associated entities did not provide any services to the Company for financial information systems design and implementation in fiscal 2001.

All Other Fees

    The aggregate fees billed and to be billed by McGladrey & Pullen, LLP or associated entities for all other non-audit services, including services in connection with the Company's tax returns, for fiscal 2001 were $19,615.

    The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining McGladrey & Pullen, LLP's independence and has determined that such services are compatible with maintaining McGladrey & Pullen, LLP's independence.

SHAREHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Annual Meeting must be received by the Company by May 31, 2002 to be included in the Company's proxy statement and related proxy for the 2002 Annual Meeting. Shareholder proposals intended to be presented at the next Annual Meeting but not included in the proxy materials will be considered timely if received by the Company on or before August 13, 2002.

ANNUAL REPORT & FORM 10-KSB

    A copy of the Company's Annual Report to shareholders for the fiscal year ended June 30, 2001 accompanies this Proxy Statement. No portion of the Annual Report is incorporated herein, and no portion is to be considered proxy soliciting material. The Company will furnish without charge to each person whose proxy is being solicited, upon written request, a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the schedules thereto, for the fiscal year ended June 30, 2001 as filed with the Securities and Exchange Commission. Requests for copies of such report should be directed to Kathy Hult, Director of Investor Relations at the Company's principal address.

OTHER BUSINESS

    The Board of Directors does not know of any matters to be brought before the Meeting other than those described above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    To management's knowledge, no director, officer, or ten percent shareholder or any affiliates of such persons had in 2000 or 2001 or currently has any material interest, direct or indirect, in any transaction in which the Company was involved.

SOLICITATION

    The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company and such solicitation will be effected solely by mail, provided that it is expected that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable expenses incurred in connection therewith. If it should become necessary, directors, officers or regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone.

                      BY ORDER OF THE BOARD OF DIRECTORS,

                      President & Chief Executive Officer

Appendix A

AUDIT COMMITTEE CHARTER

    The Board of Directors of Waters Instruments, Inc. (the "Board") has established an Audit Committee. The Committee's authority, duties and responsibilities are as described below.

Composition; Appointment; Term

    The Committee shall have at least three (3) members, and shall be comprised solely of Directors who are "independent," as defined by the NASDAQ listing standards, as they may be amended from time to time. All of the members of the Committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement. At least one (1) member shall have past experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities that results in the individual's financial sophistication. The member(s) of the Committee shall be appointed by the Board of Directors, which may also designate a Committee chairperson. If no chairperson is designated the Committee shall function without a chairperson. Committee members shall serve until the next annual meeting of the Board of Directors or until their successors are appointed. Committee members may be removed at any time by action of the Board.

Duties and Responsibilities

    The Audit Committee is to serve as the focal point for communication between the Board of Directors, the Company's independent accountants, Chief Financial Officer, internal accounting staff, and management, as their duties relate to financial reporting and controls. The Audit Committee is established to assist the Board in fulfilling its responsibilities with respect to the financial and reporting practices of the Company. The Audit Committee's duties and responsibilities include:

  •
  Annually ensuring the receipt of a formal written statement from the Company's independent accounting firm (the "external auditors") delineating all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1.

  •
  Discussing with the external auditors any relationships or services that may impact the external auditors' objectivity or independence, and, if the Committee is not satisfied with the external auditors' assurances of independence, recommending that the Board take appropriate action to ensure the independence of the external auditor.

  •
  Clarifying to management and the external auditors that the external auditors are ultimately accountable to the Committee and the Board, as representatives of the Company's shareholders.

  •
  Selecting, with management consultation, the Company's external auditors, evaluating, and where appropriate, replacing the external auditors (or nominating the external auditors to be proposed for shareholder approval in any proxy statement); the Committee and Board, as representatives of the shareholders, shall have ultimate authority over and responsibility for this process.

  •
  Annually considering the scope of the audit, accounting fee, engagement letter and staffing of the audit.

  •
  Reviewing with the CFO or principal internal auditor and external auditors the annual audit plans of each, including the degree of coordination and cooperation concerning the respective plans, and inquiring as to the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

  •
  Obtaining from management explanations for all significant variances in the financial statements between years (this review may be performed at a meeting of the Board); considering whether the data are consistent with the Management's Discussion and Analysis (MD&A) section of the annual report.

  •
  Requesting an explanation from management and the external auditors of changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, Securities and Exchange Commission or other regulatory bodies, that have an effect on the financial statements.

  •
  Inquiring about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

  •
  Inquiring of management and the external auditors if there were any significant financial reporting issues discussed during the accounting period and, if so, how they were resolved.

  •
  Meeting privately with the external auditors, to request their opinion on various matters including the quality of financial and accounting personnel.

  •
  Reviewing the letter of management representations given to the external auditors and inquiring whether they encountered any difficulties in obtaining the letter or any specific representations therein.

  •
  Requesting a "management letter" from the external auditors, and reviewing any issues raised by that letter with the external auditors, management and the full Board.

  •
  Discussing with management and the external auditors the substance of any significant issues raised by external counsel concerning litigation, contingencies, claims or assessments; and understanding how such matters are reflected in the Company's financial statements.

  •
  Determining whether there are any significant items that have been or might be disputed by the IRS, and inquiring as to the status of the related tax reserves.

  •
  Reviewing the extent to which the external auditors reviewed the MD&A section; inquiring of the external auditors if the other sections of the annual report to stockholders are consistent with the information reflected in the financial statements.

  •
  Assuring that management has in place a program for complying with laws, accounting policies and the Company's governing documents and material agreements, and assuring that management has appropriate other corporate compliance and fraud prevention programs in place, and periodically reporting to the Board respecting such programs.

  •
  Discussing with the Chief Financial Officer and the external auditors what steps are planned for review of the Company's electronic data processing procedures and controls, and inquiring as to the specific security programs in place to protect against computer fraud or misuse from inside and outside the Company.

  •
  Reporting regarding its activities to the Board on a regular basis so that the Board is kept informed of its activities on a current basis.

  •
  Such other actions as are reasonably necessary or advisable for the committee to function as required by NASDAQ and any other body having authority over the Company.

Authority

    The Committee has authority to:

  •
  Conduct such studies, analyses and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by the Board.

  •
  Have full and independent access to Company personnel.

  •
  Have full and independent access to Company financial and other information.

  •
  Seek and employ such external consulting assistance as it determines is necessary to fulfill its responsibilities. To the extent the Committee determines it is necessary to expend in excess of $2,000 during any fiscal year on such consulting assistance, it shall seek approval from the Board of such excess expenditures.

  •
  Take all action appropriate to the performance of the Audit Committee's duties and responsibilities as set forth in the Charter of the Audit Committee as modified by the Board from time to time.

Meetings

    The Audit Committee shall meet no fewer than two (2) times per year, and as many additional times as the Committee deems necessary. A majority of two (2) members will constitute a quorum and will be able to conduct the business of the Audit Committee. As necessary or desirable, the Committee may request that members of management and representatives of the independent accountants be present at meetings of the Committee.

Scope of Charter

    While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principals; such tasks are the responsibility of management and the external auditors. It is also not the duty of the Committee to perform any tasks for which the Committee does not have the necessary resources. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the external auditors or to assure compliance with laws and regulations and the Company's code of conduct. This Charter is not intended to expand the liability of the members of the Committee or to subject them to additional duties of care beyond those required by applicable law.

PLEASE FOLD "FLAP A" OVER TO MEET "B". TAPE SHUT AND MAIL. THANK YOU.

Proxy

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints JERRY W. GRABOWSKI and GREGORY J. ANSHUS, with full power of substitution, as proxy to vote for me and in my name with like effect as if I were personally present and voting at the Annual Meeting of Shareholders of Waters Instruments, Inc., called to be held at 1:30 PM, Thursday, October 25, 2001, local time, at the offices of Fredrikson & Byron, 1100 International Centre, 900 Second Avenue South, Minneapolis, MN 55402, 13th Floor Conference Center and at all adjournments thereof, hereby revoking any proxy or proxies heretofore given:

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made as to a particular proposal, this proxy will be voted for such proposal.

The Board of Directors recommends that you vote "FOR" each proposal.		Check One Box Only for each Proposal

1.	NUMBER OF DIRECTORS. Proposal to establish the number of directors at four (4).	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

2.	OTHER MATTERS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please sign exactly as your name appears above. Executors, administrators, trustees, guardians, etc., so indicate when signing. For stock held in joint tenancy, each joint owner should sign.

Signature	Date	, 2001

Signature, if held jointly	Date	, 2001

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY.
YOU MAY FAX YOUR PROXY TO: 1-763-509-7450

/ / Please check here if you plan on attending the annual meeting.

/ / Please check here if you would like to receive an additional copy of the Form 10-KSB.

Waters Instruments, Inc. Corporate Headquarters 2950 Xenium Lane North, #108 Minneapolis, MN 55441

QuickLinks

REPORT OF AUDIT COMMITTEE
SUMMARY COMPENSATION TABLE
Appendix A
AUDIT COMMITTEE CHARTER